UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

The Swiss Helvetia Fund, Inc. Executive Offices 615 East Michigan Street Milwaukee, WI 53202 (800) 730-2932

A Swiss Investments Fund www.swzfund.com	Semi-Annual Report

For the Six Months Ended
June 30, 2024

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, as resumed by the Board and as currently in effect, the Fund will pay a quarterly distribution stated in terms of a fixed amount of $0.12900 per share of the Fund’s common stock, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $8.60 as of October 31, 2023. In accordance with the policy, the Fund distributed on March 31, 2024 and June 30, 2024, $0.12900 per share to stockholders of record on March 18, 2024 and June 18, 2024 respectively.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board reviews the Fund’s managed distribution policy periodically and may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information  regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (for the six months ended June 30, 2024)

For the six-month period ended June 30, 2024, The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased by +0.9% in US dollars (“USD”) on a total return basis. For the same period, the Fund’s share price on the New York Stock Exchange increased by +1.6% in USD on a total return basis. This compares with an increase of 2.0% in the Swiss Performance Index (the “Index” or the “SPI”) in USD.

Economic environment during the period under review

Global economic review

The European Central Bank cut interest rates but sticky inflation kept some other major central banks on hold.

In July 2023, the US Federal Reserve (“Fed”) raised interest rates for the last time in the current cycle, from 5.25 to 5.50 percent, representing the highest level since 2007. There were worries at beginning of this year that the US economy may be overheating and strong economic data evidencing this was greeted negatively by the market. However, hopes of a soft landing for the economy grew as the quarters progressed. Annual US inflation eased slightly to 2.6% in May 2024 from 2.7% in April 2024. The US labor market remained strong with 179,000 jobs added in June, according to the Bureau of Labor Statistics.

The European Central Bank cut interest rates by 25 basis points from 4.0 to 3.75 percent in early June, representing the first decrease since 2019. However, the scope for further cuts may be limited by sticky inflation. Annual inflation in the euro area was 2.6% in May, up from 2.4% in April.

Market environment during the period under review

Global stock markets registered strong gains in Q1 amid a resilient US economy and ongoing enthusiasm around artificial intelligence (AI). Strength in some Asian markets helped emerging market equities outperform developed markets in Q2. Stocks related to AI continued to perform strongly in the second quarter of 2024.

In fixed income, as the first quarter progressed, governmental bond yields adjusted in response to shifting market sentiments and economic indicators. 10-year government bond yields increased across the board. The global government bond markets diverged during the second quarter. Following an initial sharp sell-off in US treasuries, yields peaked towards the end of April and subsequently trended lower.

Worldwide equities, measured by the MSCI World Index, increased +12.0% in USD for the first half of 2024.

With respect to European equities, the MSCI Europe Index increased +9.6% in EUR, and the weakening of EUR had translated into a +6.1% USD increase.

THE SWISS HELVETIA FUND, INC.

Swiss equities, as measured by the SPI, increased by +9.3% in the first half of 2024 (in CHF, which translates to a +2.0% USD increase). Within Switzerland, small and mid-cap companies, represented by the SPI Extra Index (the “SPIEX”), increased by +4.5% and underperformed large cap companies, represented by the Swiss Market Index Total Return (the “SMIC”), by -6.5%.

Within sectors of the SPI, Industrials showed the strongest performance in the first half of 2024 by increasing +8.4%, followed by Consumer Discretionary (+7.9%), Health Care (+5.9%), Materials (+3.9) and Financials (+3.6%).

IMPORTANT INFORMATION CONCERNING
MANAGEMENT DISCUSSION AND ANALYSIS

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2024. The views expressed in this Management Discussion and Analysis section (the “MD&A”) are those of the Fund's portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change from time to time. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the first half of 2024

Source: Schroders, Blackrock Solutions / Aladdin Explore, as of June 30, 2024. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index or sub-indices.

Performance

The Fund’s NAV increased by +0.9% in USD, which underperformed the Index’s return, for the period under review.

The MSCI Switzerland Value Index outperformed the MSCI Switzerland Growth Index by +2.6%. Thus, the value bias applied by the Fund’s investment adviser was positive during the period. On the other hand, the bias towards small and mid-cap companies was negative as the SMIC outperformed the SPIEX by +6.5%.

In terms of stock picking, the biggest contributors to relative performance came from overweights in Galderma, Swissquote,

THE SWISS HELVETIA FUND, INC.

OC Oerlikon, R&S Group, Sandoz, Accelleron and Baloise. Other contributors to performance came from underweights in Straumann, Adecco and UBS.

On the other hand, overweights in Ams-Osram, Tecan, Swatch and SIG as well as our underweights in ABB, Holcim, Swiss Re, Nestle, Novartis and Roche detracted from relative performance.

The Fund’s private equity positions in Aravis Biotech and Spineart positively contributed to performance.

Portfolio changes

In total, there were 12 purchases and 26 sales of listed equities on a net basis in the first half of 2024. As of June 30, 2024, there were 46 listed companies held by the Fund and 2 direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

Galderma
Georg Fischer
Straumann

Additions to Existing Investments

AMS
Aryzta
BKW
Helvetia
Kuehne & Nagel
Sandoz
SFS
SIG Combibloc
St. Galler Kantonalbank

Positions Entirely Disposed of

Forbo
Idorsia
Selfrag AG

Reductions in Existing Investments

ABB
Accelleron
Alcon
Baloise
Barry Callebaut
Comet
Compagnie Financiere Richemont
DKSH
Givaudan
Julius Baer
Logitech
Lonza
Medacta
Nestle
Novartis
OC Oerlikon
Partners Group
Roche
Sika
Swiss Life
Swissquote
Tecan
VZ
Zurich Insurance

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in Galderma, Georg Fischer and Straumann.

Galderma is a leading dermatology specialist which went public on SIX Swiss Exchange on 22 March 2024. The Fund participated in the IPO of Galderma. The business model of Galderma is convincing, and the end markets promise good growth. Normally, one must be cautious with IPOs of private equity-held companies. However, after the announcement of the transaction details, we believe that the transaction took an attractive price according to our valuation model.

Georg Fischer is a quality industrial company. Over the past several years, management has shifted the business focus more towards the attractive segment of piping, giving it less weight towards the automotive industry. We believe that the stock is attractively valued compared to other Swiss industrials.

Straumann is world leading player in the dental replacement and correction market. It has in the past experienced strong growth, and it has diversified its business in terms of applications and geography. The stock price reaction to its first quarter result, where it still grew by 15% organically in constant currency terms, seemed too harsh, which is why a position was established by the Fund after the sell-off.

We sold Forbo, before they reported a disappointing first half result, because the market environment for its two businesses is currently challenging. As a result of declining volumes, some factories ran below capacity. Management has addressed these issues, but we think the company will need more time until profits can grow again.

We sold Idorsia, as it had not made progress in terms of sales of its main products as we had expected.

Outlook

We have revised our global GDP growth forecasts to 2.8% for both this year and next, up from our previous projection for growth of 2.6% this year and 2.7% in 2025. That leaves us above consensus, which means that we expect most major economies to beat expectations on GDP growth over the next eighteen months. Decent GDP growth would also support a continued recovery in the global manufacturing cycle. However, we believe that inflation is also set to be a bit higher at 3.1% this year, due in large part to upside surprises from incoming data in the developed markets, before subsiding to a below consensus of 2.4% in 2025.

THE SWISS HELVETIA FUND, INC.

Source: Schroders Economics Group, 28 May 2024.

In the US, against a backdrop of robust demand, inflation has been stickier than expected. While steady disinflation is likely – we expect the CPI rate to fall from 3.1% this year to 2.2% next year – we see less room for interest rate cuts. We now expect the Fed to deliver a total of only 75 basis points (bps) of rate cuts through the end of 2025.

The eurozone economy emerged from its shallow recession in Q1 and we now expect GDP to grow by 0.9% this year (up from 0.7%, previously) and 1.8% in 2025 – comfortably above consensus. We also expect that Inflation will be higher this year at 2.3% (up from 2.1%, previously) as incoming data have been more positive than we had assumed. As a result, we expect the European Central Bank (ECB) to proceed with interest rate cuts, delivering an estimated 150 bps of easing starting in June until the end of 2025.

In Switzerland, the Federal Export Group on Business Cycles adjusted GDP growth estimates slightly up to 1.2% in 2024 (previously forecasted to be 1.1%) and left its forecast for 2025 unchanged at 1.7%. In May 2024, inflation in Switzerland reached a level of 1.4% year over year. This favourable inflation rate allowed the Swiss National Bank (SNB) to make the decision to lower interest rates by another 0.25% in June to a total of 1.25%. The SNB's proactive approach demonstrated their commitment to supporting the Swiss economy and ensuring its stability.

The overall environment for equities has improved over the course of the last few quarters in expectation of a more positive GDP growth environment. Swiss equities, in particular, which generate on average between 80-90% of their revenue abroad, benefited from the more positive global growth environment. Many Swiss

THE SWISS HELVETIA FUND, INC.

companies expressed optimism regarding the demand outlook for the second half of 2024. However, as visibility on the timing of a recovery is still limited for many companies, this could lead to short-term volatility.

Nevertheless, we believe that the path of interest rates could continue to be a more important factor for equity markets than a positive economic environment. The overall market sentiment seems susceptible to directional swings with significant reactions to singular data points on inflation, PMIs and jobs. These swings could mean that factors will continue to be a larger driver of markets than specific company fundamentals

In terms of our investment strategy, we remain focused on the long-term prospects of our holdings and will stick to our balanced positioning with a clear focus on high-quality firms with healthy balance sheets. As started in the last few quarters, we will continue to add to stocks that have experienced temporary setbacks due to minor negative news, whereas the long-term fundamental prospects remain fully intact. We are finding such stocks with such characteristics in various sectors, including the more cyclical segments.

THE SWISS HELVETIA FUND, INC.

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 6/30/2024

Net asset value returns	1 year	5 years	10 years
The Swiss Helvetia Fund, Inc.	4.17%	6.42%	5.32%

Market price returns
The Swiss Helvetia Fund, Inc.	4.65%	7.17%	5.31%

Index returns
Swiss Performance Index	6.66%	7.63%	6.39%

Share price as of 6/30/2024
Net asset value			$9.59
Market price			$8.07

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Swiss Performance Index (SPI) is considered Switzerland's overall stock market index. It comprises practically all of the SIX Swiss Exchange-traded equity securities of companies that are domiciled in Switzerland or the Principality of Liechtenstein. You cannot invest directly in an index.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — 97.08%

Advertising — 1.03%

19,000	DKSH Holding AG	$1,283,441	1.03%
	An international
	marketing and services
	group. The company offers
	a comprehensive package
	of services that includes
	organizing and running
	the entire value chain
	for any product.
	(Cost $1,301,774)
		1,283,441	1.03%

Banks — 3.32%

1,500	St Galler Kantonalbank AG	721,956	0.58%
	St. Galler Kantonalbank
	AG is a Swiss Regional
	bank. The Bank offers retail
	and commercial banking
	as well as private and
	institutional banking.
	SGKB also provides asset
	management and financial
	planing services. The Bank
	offers its services in the
	Canton of St. Gall through
	a network of branches.
	(Cost $753,505)

116,000	UBS Group AG	3,414,423	2.74%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $1,582,000)
		4,136,379	3.32%

Biotechnology — 2.81%

10,801	Bachem Holding AG	991,033	0.80%
	Specializes in the
	development and
	manufacture of peptides
	and oligonucleotides.
	The company provides
	products for research,
	clinical development and
	commercial application to
	pharmaceutical and
	biotechnology companies.
	(Cost $827,767)

4,600	Lonza Group AG	2,510,394	2.01%
	Produces organic fine
	chemicals, biocides, active
	ingredients, and
	biotechnology products.
	(Cost $2,585,236)
		3,501,427	2.81%

Building Materials — 1.86%

8,100	Sika AG	2,318,406	1.86%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers
	worldwide.
	(Cost $1,482,802)
		2,318,406	1.86%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Chemicals — 1.52%

400	Givaudan SA	$1,896,283	1.52%
	Manufactures and markets
	fragrances and flavors
	from natural and synthetic
	ingredients. The Company
	sells its products to
	manufactures of perfumes,
	beverages, prepared foods,
	and consumer goods.
	(Cost $1,207,567)
		1,896,283	1.52%

Computers — 1.26%

12,000	Logitech International SA	1,160,739	0.93%
	Engages in the
	development and
	marketing of hardware and
	software products that
	enable or enhance digital
	navigation, music and video
	entertainment, gaming,
	social networking
	and audio and
	video communication.
	(Cost $162,698)

22,000	SoftwareONE Holding AG	413,755	0.33%
	Provides IT services. The
	Company offers cloud
	computing, portfolio
	management, procurement,
	unified communication,
	and other related solutions.
	(Cost $400,813)
		1,574,494	1.26%

Diversified Financial Services — 3.39%

22,400	Julius Baer Group Ltd.	1,251,369	1.01%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $1,027,660)

5,500	Swissquote Group
	Holding SA	1,735,811	1.39%
	Through its subsidiaries,
	offers online financial
	services. The company
	operates an online trading
	system which offers
	customers real-time
	securities quotes on the
	Swiss Stock Exchange.
	(Cost $532,333)

9,600	VZ Holding AG	1,230,714	0.99%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $313,230)
		4,217,894	3.39%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Electric — 1.64%

12,824	BKW AG	$2,045,047	1.64%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions for
	its clients.
	(Cost $1,009,310)
		2,045,047	1.64%

Electronic Components & Equipment — 3.34%

35,000	ABB Ltd.	1,944,358	1.56%
	Provides power and
	automation technologies.
	The company operates
	under segments that
	include power products,
	power systems, automation
	products, process
	automation, and robotics.
	(Cost $706,563)

1,900	Comet Holding AG	765,413	0.61%
	Develops, produces, and
	distributes components
	and systems for x-ray tubes,
	vacuum condensers, and
	radio frequency, as well as
	other medical products.
	(Cost $381,063)

100,000	R&S Group Holding AG2	1,463,388	1.17%
	Manufactures small and
	medium power and
	distribution transformers
	and other components in
	the utility, infrastructure,
	and industrial sectors.
	(Cost $1,137,204)
		4,173,159	3.34%

Food — 17.49%

1,317,302	Aryzta AG2	2,345,519	1.88%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $1,411,109)

840	Barry Callebaut AG	1,368,529	1.10%
	Manufactures cocoa and
	chocolate products. The
	Company markets to
	industrial food
	manufacturers, chocolatiers,
	pastry chefs, bakers, and
	retailers globally.
	(Cost $1,554,845)

177,000	Nestle SA	18,066,370	14.51%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $10,753,330)
		21,780,418	17.49%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Health Care — 2.93%

76,000	Sandoz Group AG	$2,752,103	2.21%
	Manufactures and
	distributes generic and
	biosimilar medicines for the
	treatment of patients with
	diseases such as cancer,
	diabetes, and arthritis.
	(Cost $1,763,484)

2,000	Ypsomed Holding AG	899,177	0.72%
	Develops and manufactures
	custom-made injection
	systems for pharmaceutical
	and bio-technology
	companies.
	(Cost $583,146)
		3,651,280	2.93%

Healthcare - Products — 7.76%

29,600	Alcon, Inc.	2,642,457	2.12%
	Manufactures eye care
	products. The company
	produces and markets
	vitreoretinal and cataract
	surgery, contact lenses,
	and refractive
	technology products.
	(Cost $1,948,164)

8,300	Medacta Group SA	1,128,711	0.91%
	Produces and distributes
	medical devices. The
	company develops,
	manufactures, and
	distributes orthopedic
	and neurosurgical
	medical devices.
	(Cost $913,516)

6,848	SKAN Group AG	608,135	0.49%
	Provides health care
	supplies. The Company
	offers isolators,
	cleanroom devices, and
	decontamination processes
	for the aseptic production
	of the biopharmaceutical
	products.
	(Cost $530,142)

3,000	Sonova Holding AG	926,775	0.74%
	Designs and produces
	wireless analog and digital
	in-the-ear and behind-the-ear
	hearing aids and
	miniaturized voice
	communications systems.
	(Cost $457,261)

221,085	Spineart SA1,2	1,458,974	1.17%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to
	implant high-end products
	to simplify the surgical act.
	(Cost $1,554,486)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare - Products — (continued)

8,000	Straumann Holding AG	$990,875	0.80%
	Straumann Holding AG
	develops, produces and
	sells dental implants. The
	company manufactures
	metal devices implantable
	in the jaw, in place of
	missing teeth, to which
	prosthetic teeth are attached.
	Straumann has subsidiaries
	throughout Europe and
	North America. The
	Company sells its
	products worldwide.
	(Cost $1,058,271)

5,700	Tecan Group AG	1,908,035	1.53%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $785,966)
		9,663,962	7.76%

Healthcare - Services — 0.74%

11,300	Galenica AG	924,900	0.74%
	Retails pharmaceutical
	products, and services
	customers in Switzerland.
	The Company offers health,
	beauty, and related
	products and services.
	(Cost $902,693)
		924,900	0.74%

Industrials — 1.77%

1,252	Belimo Holding AG	627,811	0.50%
	Manufactures heating,
	ventilation and air
	conditioning equipment.
	(Cost $144,479)

4,976	Georg Fischer AG	333,634	0.27%
	Greorg Fischer AG is a
	global supplier in the safe
	transportation of liquids
	and gases, in the
	production of lightweight
	casting components and
	high-precision
	manufacturing technologies.
	Headquartered in
	Switzerland, it was founded
	in 1802. The company is
	located in over 30 countries.
	Georg fischer comprises
	of three divisions: GF Piping
	Systems, GF Casting
	Solutions, and
	GF Machining.
	(Cost $342,850)

230,000	OC Oerlikon Corp. AG	1,240,864	1.00%
	Manufactures industrial
	equipment. The Company
	produces protective
	coatings for precision tools
	and components,
	equipment for textile
	production, and propulsion
	technology drive systems.
	(Cost $2,526,045)
		2,202,309	1.77%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Insurance — 7.80%

6,600	Baloise Holding AG	$1,161,941	0.93%
	Offers group and individual
	life, health, accident,
	liability property, and
	transportation insurance
	to customers in Europe.
	The Company also offers
	private banking and asset
	management services.
	(Cost $980,329)

9,000	Helvetia Holding AG	1,216,893	0.98%
	Provides a broad range of
	life, casualty, liability,
	accident and transportation
	insurance in Switzerland
	and in other European
	countries. The Company
	insures individuals,
	property such as vehicles
	and buildings, and
	consumer goods and
	personal belongings
	(Cost $889,706)

2,870	Swiss Life Holding AG	2,109,862	1.69%
	Provides life insurance
	and institutional
	investment management.
	(Cost $657,120)

9,800	Zurich Insurance
	Group AG	5,224,994	4.20%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses, commercial
	enterprises, mid-sized
	and large corporations, and
	multinational companies.
	(Cost $3,153,010)
		9,713,690	7.80%

Machinery-Diversified — 0.85%

27,000	Accelleron Industries AG	1,057,645	0.85%
	Develops, produces, and
	services turbochargers
	and large turbocharging
	components. The Company
	offers turbocharging
	technologies and
	optimization solutions for
	engines thereby reducing
	the environmental impact
	with less fuel emissions.
	(Cost $477,992)
		1,057,645	0.85%

Metal Fabricate/Hardware — 1.23%

11,500	SFS Group AG	1,528,044	1.23%
	Provides automotive
	products, building and
	electronic components,
	flat roofing and solar
	fastening systems. The
	company operates
	production facilities in Asia,
	Europe and North America.
	(Cost $778,227)
		1,528,044	1.23%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Packaging & Containers — 1.43%

97,000	SIG Combibloc Group AG	$1,775,707	1.43%
	The company, through
	its subsidiaries,
	manufactures and produces
	bottling machines and
	systems for the food
	and beverage industries.
	The company serves
	customers worldwide.
	(Cost $1,384,254)
		1,775,707	1.43%

Pharmaceuticals — 23.25%

24,000	Galderma Group AG2	1,975,339	1.59%
	Delivers science-based
	portfolio of brands and
	services that span the
	full spectrum of self-care
	dermatology market
	through injectable
	aesthetics, dermatological
	skincare, and therapeutic
	dermatology. The company
	serves customerss
	worldwide.
	(Cost $1,414,512)

140,000	Novartis AG	14,983,085	12.03%
	One of the leading
	manufacturers of branded
	and generic
	pharmaceutical products.
	(Cost $6,851,499)

43,200	Roche Holding AG	11,994,658	9.63%
	Develops and
	manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription
	drugs to treat
	cardiovascular, infectious
	and autoimmune diseases
	and for other areas
	including dermatology
	and oncology.
	(Cost $7,592,284)
		28,953,082	23.25%

Private Equity — 2.42%

2,350	Partners Group
	Holding AG	3,017,917	2.42%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure
	and private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele
	of institutional investors.
	Partners Group is
	headquartered in
	Zug, Switzerland.
	(Cost $1,796,137)
		3,017,917	2.42%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Retail — 6.75%

43,400	Cie Financiere
	Richemont SA	$6,773,704	5.44%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $3,343,992)

40,000	Swatch Group AG –
	Registered Shares	1,633,652	1.31%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary
	to its various watch brand
	companies. The company
	also operates retail
	boutiques.
	(Cost $2,466,618)
		8,407,356	6.75%

Semiconductors — 0.78%

701,100	ams-OSRAM AG2	970,976	0.78%
	Designs and manufactures
	advanced sensor solutions.
	The company also delivers
	a broad range of
	technology solutions for
	consumer electronics and
	communication device
	manufactures.
	(Cost $2,147,015)
		970,976	0.78%

Transportation — 1.71%

7,400	Kuehne + Nagel
	International AG	2,127,932	1.71%
	Transports freight
	worldwide. The company
	operates sea, land, and
	rail freight transportation
	businesses and
	warehousing and
	distribution facilities.
	(Cost $2,030,349)
		2,127,932	1.71%
	Total Common Stock
	(Cost $78,604,356)	120,921,748	97.08%

Limited Partnership — 0.88%

Biotechnology — 0.88%

3,294,705	Aravis Biotech II, Limited
	Partnership[1,2]	1,097,563	0.88%
	Makes early stage venture
	investments in the
	biotechnology &
	pharmaceuticals industry.
	(Cost $213,885)
		1,097,563	0.88%
	Total Limited
	Partnership
	(Cost $213,885)	1,097,563	0.88%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Short-Term Investment — 0.42%

526,978	U.S. Bank Money
	Market Deposit
	Account, 1.55%	$526,978	0.42%
	(Cost $526,978)
		526,978	0.42%
	Total Short-Term
	Investment
	(Cost $526,978)	526,978	0.42%

	Total Investments[5]
	(Cost $79,345,219)	122,546,289	98.38%

	Other Assets
	Less Liabilities[5]	2,016,986	1.62%
	Net Assets	$124,563,275	100.00%

	Net Asset Value Per Share:
	($124,563,275 ÷ 12,990,705
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$9.59

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $1,458,974 or 1.17% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$213,885
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,554,486
		$1,768,371

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value					Change in		Value
	as of	Gross	Gross	Corporate	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/23	Additions	Reductions	Actions	Gain/(Loss)	Gain/(Loss)	Income	6/30/24
Aravis Biotech II,
Limited Partnership	$997,278	$—	$—	$—	$—	$100,285	$—	$1,097,563
	$997,278	$—	$—	$—	$—	$100,285	$—	$1,097,563

[5]	All of the Fund’s investments and other assets are pledged as collateral in accordance with a credit agreement with U.S. Bank, National Association.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2024
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2024
Pharmaceuticals	23.25%
Food	17.49%
Insurance	7.80%
Healthcare-Products	7.76%
Retail	6.75%
Diversified Financial Services	3.39%
Electronic Components & Equipment	3.34%
Banks	3.32%
Health Care	2.93%
Biotechnology	2.81%
Private Equity	2.42%
Building Materials	1.86%
Industrials	1.77%
Transportation	1.71%
Electric	1.64%
Chemicals	1.52%
Packaging & Containers	1.43%
Computers	1.26%
Metal Fabricate/Hardware	1.23%
Advertising	1.03%
Biotechnology	0.88%
Machinery-Diversified	0.85%
Semiconductors	0.78%
Healthcare - Services	0.74%
Short-Term Investment	0.42%
Other Assets Less Liabilities	1.62%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2024
Nestle SA	14.51%
Novartis AG	12.03%
Roche Holding AG	9.63%
Cie Financiere Richemont SA	5.44%
ZURICH INSURANCE GROUP AG	4.20%
UBS Group AG	2.74%
Partners Group Holding AG	2.42%
Sandoz Group AG	2.21%
Alcon Inc	2.12%
Lonza Group AG	2.01%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $79,131,334)	$121,448,726
Investments in affiliated issuers, at value (cost $213,885)	1,097,563
Total Investments, at value (cost $79,345,219)	122,546,289
Cash and cash equivalents	—
Foreign currency (cost $505,142)	504,327
Tax reclaims receivable	1,691,539
Investment receivable	57,182
Interest receivable	711
Prepaid expenses	60,149
Total assets	124,860,197

Liabilities:
Accrued Fees and Expenses:
Investment advisory	73,104
Directors	74,368
Legal	17,557
Audit	27,666
Custody	9,849
Credit facility interest	5,623
Miscellaneous	88,755
Total liabilities	296,922
Net assets	$124,563,275

Composition of Net Assets:
Paid-in capital	87,513,782
Total distributable earnings	37,049,493
Net assets	$124,563,275
Net Asset Value Per Share:
($124,563,275 ÷ 12,990,705 shares outstanding,
$0.001 par value: 50 million shares authorized)	$9.59

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2024

Investment Income:
Dividend (less of foreign tax withheld of $444,000)	$2,732,691
Interest income	5,238
Total income	2,737,929
Expenses:
Investment advisory fees (Note 2)	429,067
Directors’	153,900
Legal (Note 3)	58,104
Officers	67,222
Administration (Note 3)	63,552
Delaware franchise tax	19,150
Printing and shareholder reports	32,665
Audit (Note 3)	27,661
Custody (Note 3)	25,370
Insurance	23,924
Transfer agency (Note 3)	18,547
Listing fees	25,800
Miscellaneous	30,850
Total expenses	975,812
Net investment income	1,762,117
Realized and Unrealized Gains on Investments and Foreign Currency Translations:
Net realized gain from:
Investments in unaffiliated issuers	(5,044,134)
Foreign currency transactions	(16,868)
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	(5,061,002)
Net change in unrealized appreciation from:
Investments in unaffiliated issuers	4,283,152
Investments in affiliated issuers	100,285
Foreign currency translations	(931)
Total net change in unrealized appreciation from unaffiliated
and affiliated issuers, and foreign currency translations	4,382,506
Net Realized and Unrealized Gain on
Investments and Foreign Currency Translations	(678,496)
Net Increase in Net Assets from Operations	$1,083,621

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Cash Flows (Unaudited)	For the Six Months Ended June 30, 2024

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$1,083,621
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash
provided by operating activities:
Purchases of investments	(5,773,216)
Proceeds from sales of investments	8,216,470
Net purchases and sales of short-term investments	331,030
Return of capital distributions received from underlying investments	—
Increase in tax reclaims receivable	(260,520)
Increase in dividends and interest receivable	(262)
Increase in other assets	(40,230)
Increase in payable to Adviser	(3,575)
Decrease in accrued expenses and other liabilities	(37,128)
Net realized gains from investments	5,044,134
Net change in unrealized appreciation (depreciation) from investments	(4,383,437)
Net cash provided by operating activities	4,176,887

Cash flows from financing activities:
Distributions paid to common shareholders	(3,351,602)
Repurchase of common stock	—
Net cash used in financing activities	(3,351,602)
Net change in cash	$825,285

Cash:
Beginning of period*	23,446
End of period*	$848,731

Cash financing activities not included herein consist of interest paid	63,834

*  Cash included in the Statement of Cash Flows comprise of foreign currency and Money Market Deposit Account.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2024	Year Ended
	(Unaudited)	December 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,762,117	$896,303
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	(5,061,002)	4,057,172
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated issuers,
foreign currency and foreign currency translations	4,382,506	13,879,622
Net increase (decrease) in net assets from operations	1,083,621	18,833,097
Distributions to Stockholders:
From earnings	(3,351,602)	(5,796,462)
From return of capital	—	(691,968)
Total distributions to stockholders	(3,351,602)	(6,488,430)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	—	(1,687,724)
Total decrease from capital share transactions	—	(1,687,724)
Total increase (decrease) in net assets	(2,267,981)	10,656,943
Net Assets:
Beginning of period	126,831,256	116,174,313
End of period	$124,563,275	$126,831,256

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six
	Months Ended	For the Years Ended December 31,
	June 30, 2024
	(Unaudited)	2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value at the beginning of period	$9.76	$8.80	$11.50	$10.45	$9.71	$7.96
Income from Investment Operations:
Net investment income[1]	0.14	0.07	0.07	0.05	0.05	0.01
Net realized and unrealized
gain (loss) on investments[2]	0.19	1.36	(2.15)	1.58	1.24	1.88
Total from investment activities	0.33	1.43	(2.08)	1.63	1.29	1.89
Anti-dilutive effect of common
share repurchase program	—	0.03	— [4]	—	0.01	—
Less Distributions:
Net investment income	(0.17)	(0.17)	(0.06)	(0.06)	(0.08)	(0.12)
Net realized gains	(0.28)	(0.28)	(0.16)	(0.09)	—	(0.02)
Return of Capital	(0.05)	(0.05)	(0.40)	(0.43)	(0.48)	—
Total distributions	(0.50)	(0.50)	(0.62)	(0.58)	(0.56)	(0.14)
Net asset value at end of year	$9.59	$9.76	$8.80	$11.50	$10.45	$9.71
Market value per share at the end of period	$8.07	$8.20	$7.56	$9.94	$8.94	$8.41
Total Investment Returns:[3,5]
Based on market value per share	1.63%	15.48%	-17.62%	18.25%	14.18%	24.00%
Based on net asset value per share	0.92%	16.92%	-17.97%	16.09%	14.29%	23.80%
Ratios to Average Net Assets:[6]
Net expenses	1.59%[7]	1.66%[7]	1.68%[7]	1.40%	1.80%	2.13%
Gross expenses	1.59%[7]	1.66%[7]	1.68%[7]	1.40%	1.80%	2.13%
Net investment income	2.87%	0.73%	0.74%	0.48%	0.48%	0.10%
Supplemental Data and Ratios
Net assets at end of year (000’s)	$124,563	$126,831	$116,174	$151,912	$138,040	$128,864
Average net assets during the year (000’s)	$123,264	$123,139	$123,684	$144,019	$125,666	$118,960
Portfolio turnover rate	5%	14%	15%	11%	12%	18%
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gains and losses.
[3]
Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[4]	Less than 0.5 cents per share.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.05% for the years ended December 31, 2022 and December 31, 2023.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

In accordance with Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Board”) has designated the Fund’s investment adviser, Schroder Investment Management North America Inc., as the Fund’s valuation designee (the “Valuation Designee”) for purposes of determining fair value in good faith of securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable (a “Fair Value”). The Valuation Designee may use the Fund’s fair valuation procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Valuation Designee values its investments. After consideration of various factors, the Valuation Designee may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Valuation Designee determines their Fair Value. The aggregate value of these investments amounted to $1,458,974, or 1.17% of the Fund’s net assets at June 30, 2024 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$119,462,774	$—	$1,458,974	$—	$120,921,748
Preferred Stock	—	—	—	—	—
Limited Partnership	—	—	—	1,097,563	1,097,563
Short Term Investment	526,978	—	—	—	526,978
Total Investments in Securities	$119,989,752	$—	$1,458,974	$1,097,563	$122,546,289

*	Please see the Schedule of Investments for industry classifications.
**
As of June 30, 2024, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Valuation Designee to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Quantitative Information about certain Level 3 Fair Value Measurements
	Value at
	June 30, 2024	Valuation Technique	Unobservable Inputs	Range[1]
Healthcare-Products
Spineart SA—Common Shares	$1,458,974	Market approach	Based on listed trading	15-25%
			multiples, cross checked to
			secondary share purchase
			with additional discount
			for lack of marketability
Total	$1,458,974

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2023	$1,341,160	$5,177	$1,346,337
Change in Unrealized Appreciation/Depreciation	3,124,862	1,927,021	5,051,883
Net Realized Gain (Loss)	(3,005,586)	(1,927,349)	(4,932,935)
Gross Purchases	—	—	—
Gross Sales	(1,462)	(4,849)	(6,311)
Transfer out of Level 3	—	—	—
Balance as of June 30, 2024	$1,458,974	$—	$1,458,974
Change in unrealized appreciation (depreciation) during the period
for Level 3 investments held at June 30, 2024	117,814	(5,177)	112,637

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund did not hold any derivative instruments during the period ended June 30, 2024.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

E. Distributions
The Fund makes distributions at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2024 and June 30, 2024, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid quarterly distributions of $0.12900 per share of the Fund’s common stock to all stockholders of record as of March 18, 2024 and June 18, 2024, respectively.

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 63% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers
Equiniti Trust Company, LLC is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Period Ended		For the Year Ended
	June 30, 2024		December 31, 2023
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	—	—	(205,045)	(1,687,724)
Repurchased from Tender Offer	—	—	—	—
Net Increase/(Decrease)	—	$—	(205,045)	$(1,687,724)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2023 and 2022 were as follows:

	2023	2022
Ordinary Income	$2,489,577	$810,137
Return of Capital	691,968	5,241,653
Long-Term Capital Gains	3,306,885	2,167,057
Total	$6,488,430	$8,218,847

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2023.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2023, the Fund did not have any capital loss carryovers.

At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$86,488,037
Unrealized appreciation	48,523,318
Unrealized depreciation	(9,986,563)
Net unrealized appreciation	38,536,755
Net unrealized on foreign currency	119,189
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(30,439)
Total distributable earnings	$38,625,505

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2023:

Record Date	Payable Date	Ordinary Income	Return of Capital	ST Cap Gains	LT Cap Gains	Total Distribution
3/22/23	3/31/23	$0.04139848	$0.01310152	$0.00574	$0.06261	$0.12285
6/21/23	6/30/23	0.04139848	0.01310152	0.00574	0.06261	0.12285
9/20/23	9/29/23	0.04139848	0.01310152	0.00574	0.06261	0.12285
12/19/23	12/29/23	0.04346261	0.01375739	0.00603	0.06575	0.12900
						$0.49755

There were no reclassifications made between total distributable earnings and paid-in capital.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the 2019 program, the Fund was authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2019. On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021. On December 10, 2021, the Board approved the Fund’s stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

On December 15, 2022, the Board approved the Fund’s stock repurchase program for 2023 of up to 250,000 shares of common stock. During the year ended December 31, 2023, the Fund repurchased 205,045 shares of its capital stock in the open market at a cost of $1,687,724. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.32%. During the six months ended June 30, 2024, the Fund did not repurchase shares of its capital stock.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

Note 7—Capital Commitments
As of June 30, 2024, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$3,616,737	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of June 30, 2024. The Swiss franc/U.S. dollar exchange rate as of June 30, 2024 was used for conversion and equaled 0.8986 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2024 were $5,773,216 and $8,216,470, respectively.

Note 9—Credit Facility
The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022 and amended March 29, 2023 and March 27, 2024, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. For the period January 1, 2023 through March 28, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. For the period March 29, 2023 through December 31, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.00%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.350% of the unused amount of the credit facility if the used amount of the credit facility is less than 50% of the credit facility or (ii) 0.200% of the unused amount of the credit facility if the used amount of the credit facility is 50% or more of the credit facility. The credit facility will terminate on March 26, 2025. The Fund has pledged its assets as collateral to secure its obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of the assets pledged to secure its obligations under the credit agreement. As of June 30, 2024, the amount of total outstanding borrowings under the credit agreement was $0.

For the period ended June 30, 2024, the Fund’s activity under the credit facility activity was as follows:

Maximum Amount	Average Daily	Maximum Amount	Interest	Commitment	Weighted Average
Available	Borrowings	Outstanding	Expense	Fee	Interest Rate
$15,000,000	$319,203	$4,811,000	$21,036	$48,472	6.50%

Note 10—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued.  Based on this evaluation, no adjustments or additional disclosures were deemed to be required to the financial statements as of June 30, 2024.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)

At an in-person meeting held on March 22, 2024, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), constituting a majority of the Fund’s Board of Directors, considered and approved a proposal to renew (i) the Investment Advisory Agreement, dated as of April 17, 2014 (the “Advisory Agreement”), between the Fund and Schroder Investment Management North America Inc. (“SIMNA”), and (ii) the Sub-Advisory Agreement, dated as of April 17, 2014, as amended as of November 1, 2015, as of September 19, 2017 and as April 1, 2020 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.” and, together with SIMNA, the “Adviser”). Prior to the meeting, Fund counsel requested, and the Adviser provided, materials to aid the Directors in their consideration of the proposal. It was noted that the Directors met over the course of the year with investment advisory personnel from the Adviser and regularly review detailed information regarding the Fund. In addition, the Board held a meeting via video conference on March 18, 2024 with counsel and representatives of the Adviser to commence review of the materials provided and the relevant legal considerations. In approving the continuation of the Agreements, the Directors considered all factors that they considered relevant, including the specific factors described below. The Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors considered various data and information regarding the nature, extent and quality of services provided, including, among other things, information about the background and experience of senior management and investment personnel responsible for managing the Fund. The Directors considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process and disciplined investment approach followed by those individuals in managing the Fund, including the importance of dedicated Switzerland-based portfolio managers.

The Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. The Directors considered the Fund’s performance against the Swiss Performance Index (the “SPI”) and against a list of non-U.S. funds that invest in Swiss equities in the Morningstar Category “Switzerland Large-Cap Equity (offshore territories)”, which includes two non-U.S. funds advised by the Adviser. Although the performance data for funds included in the list included one-year, two-year, three-year, five-year and 10-year returns ended December 31, 2023, the Directors considered most relevant the total returns for the one-year, three-year, and five-year periods ended December 31, 2023 due to the fact that the Adviser commenced management of the Fund effective July 1, 2014.

The Directors noted that the Fund’s total return based on net asset value on an absolute basis was 16.92% for the one-year period ended December 31, 2023, and that its total return based on share price over that period was 15.48%, compared to 16.54% for the SPI for the same period. The

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(continued)

Directors also noted that for the five-year period ending December 31, 2023, the Fund’s annualized total return based on share price underperformed the SPI by 1.94% and that the Fund’s annualized total return based on net asset value under underperformed the SPI for that period by 2.18%. The Directors noted that for the three-year period ended February 29, 2024, the Fund’s annualized total return based on share price underperformed the SPI by 2.30% and that the Fund’s annualized total return based on net asset value under underperformed the SPI for that period by 1.76%. The Directors noted that for the quarter ended December 31, 2023, the Fund underperformed the SPI based on a total return net asset value basis by 0.96% and share price basis by 1.14% and that for the two-month period ended February 29, 2024, the Fund slightly underperformed the SPI on a total return net asset value basis by 0.19% and slightly underperformed based on share price by 0.96%. The Directors also noted that the Fund generally outperformed the Adviser’s non-U.S. peer funds on a total return net asset value basis for the one-year, three-year and five-year periods ended December 31, 2023. The Directors also observed that, unlike the Fund, the returns of the SPI and the peer funds were not subject to the same regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act.

The Directors reviewed the information provided by the Adviser and compiled by Broadridge showing a comparison of the Adviser’s fee rate for the Fund, as well as the Fund’s expense ratio, compared to a peer group of U.S. registered closed-end funds selected independently by Broadridge having similar objectives, strategies and asset sizes as the Fund. The Directors noted that the Fund ranked in the first quintile with respect to the Adviser’s contractual fee, first quintile with respect to the Adviser’s actual fee, fifth quintile with respect to the Fund’s total expenses and fifth quintile with respect to the Fund’s non-management expenses. The Directors considered that in November 2018 the Fund completed a large self-tender offer that reduced the size of the Fund and thereby increased expense ratios for the Fund commencing in 2019. The Directors considered that the peer non-U.S. funds advised by the Adviser had higher management fees compared to the Fund.

The Directors considered information regarding the profitability of the Fund’s advisory arrangements to the Adviser. The Adviser discussed the methodology utilized for determining its profitability. The Directors determined that the level of profitability did not appear inappropriate or unreasonable at this time. The Directors noted that the Adviser experienced an increase in profitability in 2023 compared to 2022 due to a decrease in the allocation of client group expenses, despite a slight decline in the dollar amount of assets under management during the year. During 2023 the Fund had average net assets of $123.1 million whereas during 2022 the Fund had average net assets of $123.7 million.

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations, and that due to the Fund’s significant tender offer completed in November 2018, it does not appear that the Fund will likely experience economies of scale in the near future. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Investment Advisory Agreement (Unaudited)
(concluded)

Advisory Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that these breakpoints would benefit stockholders.

The Directors considered information regarding the financial position of each of SIMNA and SIMNA Ltd. and were satisfied that they each have adequate resources to continue to perform the services required under the Agreements.

The Directors considered other benefits that the Adviser or its parent could be considered to derive from their relationship with the Fund, including the marketing value of the Fund’s performance in attracting other clients. The Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent Directors, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by the Adviser and, therefore, approved the continuation of the Agreements.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The Fund designated 12.18% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2023, were $0.26 and $0.04 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/23
3,402,387	489,651	0.26190932	0.03769238	12,990,705

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of June 30, 2024.

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities
	Member of the	Cactus Trading since 1990	Fund since 2018
Age: 80	Audit Committee (2018);
Member of the
Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities
	Member and	Senior Advisor, Markston	Fund since 2018; Director of
Age: 56	Chair of the Audit	International LLC until 2019; Director,	DMF (BNY Mellon Municipal
	Committee (2017);	Market Strategist and Head of	Income, Inc.) since 2024, FAX (Aberdeen
	Lead Independent	Proprietary Trading (London Branch),	Asia Pacific Income Fund) and
	Director (2018)	Landesbank Berlin AG and	FCO (Aberdeen Global Income Fund)
		Landesbank Berlin Holding AG	since 2018; Director of IAF (Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Australia Equity Fund) since 2004;
		from 1996 to 2013	Director of Aberdeen Greater China
Fund until 2018; Chairman and
Director of Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Partner, Bulldog Investors, LLP;	President and Director of Special
	(2017) and	Partner, Ryan Heritage, LLP;	Opportunities Fund, Inc. since
Age: 58	Chairman (2018)	Principal of the former general partner	2009; Trustee, Crossroads
		of several private investment	Liquidating Trust (formerly,
		partnerships in the Bulldog	Crossroads Capital, Inc.) from
		Investors group of private funds;	2015-2020; President and Trustee of
		Principal of the managing general	High Income Securities Fund since
		partner of Bulldog Investors	2018; Director, Brookfield DTLA
		General Partnership	Fund Office Trust Investor Inc.
since 2017, and BNY Mellon
Municipal Income, Inc. since 2024

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class III
Phillip F. Goldstein	Director (2018);	Partner of Bulldog Investors, LLP	Chairman and Director of The
	Member and	since 2009; Partner of Ryan	Mexico Equity and Income Fund,
Age: 79	Chair of the	Heritage, LLP; Principal of the former	Inc. since 2000; Chairman,
	Governance/	general partner of several private	Director and Secretary of Special
	Nominating	investment partnerships in the	Opportunities Fund, Inc. since
	Committee (2018)	Bulldog Investors group of private	2009; Chairman, Trustee and Secretary
		funds since 2009; Principal of the	of High Income Securities Fund since
		managing general partner of	2018; Director of Brookfield DTLA
		Bulldog Investors General Partnership	Fund Office Trust Investor Inc.
since 2017 and BNY Mellon Municipal
Income, Inc. since 2024;
MVC Capital, Inc. from
2012-2020; Trustee of Crossroads
Liquidating Trust (formerly,
Crossroads Capital, Inc.) from
2016-2020
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and
	Member of the	The Mexico Equity and Income Fund,	Income Fund, Inc. since 2001;
Age: 86	Audit Committee	Inc. from 2001 through March 31,	Special Opportunities Fund, Inc.
	(2018); Member	2020 and Special Opportunities	since 2009; Fiera Capital Series Trust
	and Chair of the	Fund, Inc. from 2009 through	from 2017-2023; Trustee of High
	Pricing Committee	March 31, 2020; Managing Director	Income Securities Fund since 2018;
	(2018)	of Hellerman Associates (a financial	MVC Capital, Inc. from
		and corporate consulting firm)	2003-2020; Trustee of Crossroads
		since 1993 (which terminated	Liquidating Trust (formerly, Crossroads
		activities as of December 31, 2013)	Capital, Inc.) from 2017-2020

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of June 30, 2024.

Officers[2]
Name,	Position(s)	Term of Office and	Principal Occupation(s)
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years
Andrew Dakos	President and	President and Chief	Partner, Bulldog Investors, LLP;
	Chief Executive	Executive Officer since 2019;	Partner, Ryan Heritage, LLP;
Age: 58	Officer; Director	Chairman since 2018;	Principal of the former general
	and Chairman.	Director since 2017	partner of several private
investment partnerships in the
Bulldog Investors group of private
funds; Principal of the managing
general partner of Bulldog
Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,
	Officer		Bulldog Investors, LLP;
Age: 55			Chief Financial Officer
and Treasurer of Special
Opportunities Fund; Treasurer
of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief
	Officer		Compliance Officer of Bulldog
Age: 54			Investors, LLP; Chief Compliance
Officer of Ryan Heritage, LLP,
High Income Securities
Fund, Special Opportunities Fund,
Inc., and Mexico Equity and
Income Fund, Inc.; Principal of The
Law Office of Stephanie Darling;
Editor-in-Chief of The
Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog
Investors, LLP
Age: 55

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by Equiniti Trust Company, LLC, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Equiniti Trust Company, LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: Equiniti Trust Company, LLC, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

the Plan on the basis of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director
[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to the Fund, other registered investment companies, private funds and segregated accounts. SIMNA Inc. is part of a global asset management firm with approximately $978.1 billion in assets under management and administration as of June 30, 2024.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investments companies

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investments companies

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/24-01/31/24	N/A	N/A	N/A	N/A
Month #2 02/01/24-02/29/24	N/A	N/A	N/A	N/A
Month #2 03/01/24-03/31/24	N/A	N/A	N/A	N/A
Month #4 04/01/24-04/30/24	N/A	N/A	N/A	N/A
Month #5 05/01/24-05/31/24	N/A	N/A	N/A	N/A
Month #6 06/01/24-06/30/24	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not Applicable.

(5) Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4 or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended June 30, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Swiss Helvetia Fund, Inc.

By (Signature and Title)*     /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     September 6, 2024

By (Signature and Title)       /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     September 6, 2024

* Print the name and title of each signing officer under his or her signature.